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                                                                    EXHIBIT 23.2




INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-73506, 333-07441, 333-30525 and 333-30605 of Mikohn Gaming Corporation on
Form S-8 of our report dated February 26, 2000, appearing in this Annual Report on Form 10-K of Mikohn Gaming Corporation for the year ended December 31, 2001.



DELOITTE & TOUCHE LLP


Las Vegas, Nevada
April 12, 2002